Exhibit 10.2

FOURTH OMNIBUS AMENDMENT TO MICROSOFT OPERATIONS DIGITAL

DISTRIBUTION AGREEMENT

AMENDMENT SUMMARY AND SIGNATURE PAGES

This Fourth Omnibus Amendment (“Amendment”) to the Microsoft Operations Digital Distribution Agreement is entered into between:
Microsoft Corporation A corporation organized under the laws of the State of Washington, U.S.A. (“Microsoft”)

AND
Digital River, Inc. A corporation organized under the laws of the State of Delaware, U.S.A. (“Company”)

Amendment Effective Date:	This Amendment shall become effective as of June 30, 2012.

Purpose and Scope:

Company and Microsoft are parties to a Microsoft Operations Digital Distribution Agreement dated September 1, 2006 (as the same may have been amended, supplemented or otherwise modified from time to time, the “Agreement”), pursuant to which Company has provided E-Commerce Activities to Microsoft in accordance with the terms of the applicable SOWs.

Company has agreed, as part of the E-Commerce Activities, to host “Microsoft Store” branded websites (“Store Websites”) and to make Product available for purchase by end-user customers from Microsoft in certain locales through those websites.

[*]

This Amendment consists of the following:
• This Amendment Summary and Signature Page • The Amendment Terms and Conditions • Exhibit 1: Attachment 3: [*]
Microsoft and Company enter into this Amendment by signing below.

MICROSOFT CORPORATION	DIGITAL RIVER, INC.

Signature: /s/ Mary Ellen Smith	Signature: /s/ Kevin Crudden

Print Name: Mary Ellen Smith	Print Name: Kevin Crudden

Title: Vice President, Microsoft Operations	Title: General Counsel

Date: July 3, 2012	Date: July 3, 2012

*            Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT TERMS AND CONDITIONS

1.	Amendment [*]
2.	Amendment [*]

END OF AMENDMENT TERMS AND CONDITIONS

*            Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1

[*]

*            Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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